UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 25, 2017
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Howard Street
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Fitbit, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”). Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on March 28, 2017 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 163,056,483 shares of Class A and Class B Common Stock, together representing a total of 491,431,510 votes, or more than 79% of the eligible votes as of the Record Date, and constituting a quorum.

At the Meeting, the Company’s stockholders voted on the following proposals:

1.     To elect seven directors, all of whom are currently serving on the Company’s board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.    To approve a stock option exchange program that would allow eligible employees, including the Company’s executive officers other than its President, Chief Executive Officer, and Chairman, Chief Technology Officer, and Chief Financial Officer, to exchange “underwater” stock options currently held by such eligible employees for a lesser number of new restricted stock units, or RSUs, under the Company’s 2015 Equity Incentive Plan.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Park	415,766,404	8,457,336	67,207,770
Eric N. Friedman	422,047,027	2,176,713	67,207,770
Laura Alber	421,916,367	2,307,373	67,207,770
Jonathan D. Callaghan	398,814,228	25,409,512	67,207,770
Glenda Flanagan	422,217,920	2,005,820	67,207,770
Steven Murray	407,814,335	16,409,405	67,207,770
Christopher Paisley	411,710,164	12,513,576	67,207,770

Each of the seven nominees were elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
487,777,848	2,669,458	984,204

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. There were no broker non-votes on this matter.

Proposal 3: Approval of a Stock Option Exchange Program for Eligible Employees.

Votes For	Votes Against	Abstentions	Broker Non-Votes
390,333,686	33,624,174	265,880	67,207,770

The stockholders approved the Stock Option Exchange Program for eligible employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	May 30, 2017	By:	/s/ Andy Missan
Name: Andy Missan
Title: Executive Vice President, General Counsel, and Secretary